LONG-TERM DEBT	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
LONG-TERM DEBT

12. LONG-TERM DEBT

The long-term debt of is presented as follows:

	December 31,
	2022	2021
	(in thousands)
Convertible bonds	$-	$500
Loans	12,344	17,019
Leases	2,901	7,455
Total outstanding debt	15,245	24,974
Less current portion	(5,417)	(10,845)
Total long-term debt	$9,828	$14,129

The term loans and other financial liabilities are evaluated according to the amortized cost method using the effective interest rate of the loan. The loan issuance costs and premiums, if any, are determined at inception and are amortized over the useful life of the loan via the effective interest rate.

Convertible Bonds

On December 31, 2021, the Company authorized the issuance of convertible bonds of up to $40,000 with an annual interest rate of 6.00% through June 15, 2026. During the year ending December 31, 2022, Company issued $11,500 in aggregate principal amount of 6.00% convertible bonds (the “Convertible Bonds”). The Convertible Bonds bear cash interest at a rate of 6.00% payable annually on each 12-month anniversary of the date of issuance and on the final redemption date of June 15, 2026, unless earlier redeemed or converted in accordance with the terms of the Convertible Bonds. The Convertible Bonds are unsecured obligations of the Company and are not transferable without the consent of the Company.

The Convertible Bonds will be redeemable, in whole or in part at the Company’s option at any time, and from time to time at a cash redemption price equal to the principal amount of the Convertible Bonds to be redeemed, plus accrued and unpaid interest without premium or penalty.

Pursuant to the terms of the Convertible Bonds, upon consummation of the Business Combination, the Convertible Bonds were subject to mandatory conversion into ordinary shares of New Forafric at a conversion price of $9.45 per share. The ordinary shares were calculated by dividing the principal amount being converted, together with all accrued but unpaid interest thereon, but the conversion price of $9.45. The conversion price is subject to customary adjustments for stock dividends, stock splits, reclassifications, and the like, and is also subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of common stock, or securities convertible, exercisable or exchangeable for, common stock at a price below the then-applicable conversion price (subject to certain exceptions).

Upon consummation of the Business Combination, all Convertible Bonds were converted into ordinary shares of the Company.

Term Loans

The Company maintains term loans with several financial institutions (the “Term Loans”). The Term Loans are unsecured and have fixed monthly payments ranging from approximately $14 to $104. Interest on the Term Loans range from 5.5%-7.5% per annum. The Term Loans mature at various dates ranging through 2034.

Lease Obligations

The Company owes $2,901 and $7,455 related to its leases as of December 31, 2022, and 2021, respectively. Lease obligations are payable in monthly installments of principal and interest and are collateralized by the related assets financed. Refer to Note 4 for additional information regarding the Company’s leases.

The scheduled maturities of outstanding debt as of December 31, 2022 are as follows:

(in thousands)
2023	$5,417
2024	3,280
2025	2,324
2026	1,904
2027	1,148
Thereafter	1,172
Total outstanding debt	$15,245